                                                                    EXHIBIT 25.1
                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

            N/A                                              20-1177241
            (Jurisdiction of incorporation                   (I.R.S. Employer
            or organization if not a U.S.                    Identification No.)
            national bank)

            90 Christiana Road
            New Castle, Delaware                             19702
            (Address of principal executive offices)         (Zip Code)

                             John J. Mazzarella, FVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1801
            (Name, address and telephone number of agent for service)

                              TRENWICK AMERICA LLC
               (Exact name of obligor as specified in its charter)

            Delaware                                         20-3357770
            (State or other jurisdiction                     (I.R.S. Employer
            of incorporation or organization)                Identification No.)

            One Canterbury Green
            Stamford, Connecticut                            06901
            (713)420-2600                                    (Zip Code)
            (Address of principal executive offices)


                   Senior Subordinated Secured Notes due 2012
                       Junior Subordinated Notes due 2013
                         (Title of Indenture Securities)

                                     General
Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16. List of Exhibits

Exhibit


T1A(i)              (1)  Copy of the Articles of Association of HSBC Bank USA,
                         National Association.


T1A(ii)             (1)  Certificate of the Comptroller of the Currency dated
                         July 1, 2004 as to the authority of HSBC Bank USA,
                         National Association to commence business.

T1A(iii)            (3)  Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)             (1)  Copy of the existing By-Laws of HSBC Bank USA, National
                         Association.

T1A(v)                   Not applicable.

T1A(vi)             (2)  Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.


T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2005), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                Not applicable.

T1A(ix)                  Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

(3) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-122063 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 23rd day of August , 2005.


                                                       HSBC BANK USA, NATIONAL
                                                       ASSOCIATION


                                                       By:  /s/ Frank J. Godino
                                                       -------------------------
                                                       Frank J. Godino
                                                              Vice President

                                                               EXHIBIT T1A (VII)

                                                               Board of Governors of the Federal Reserve System
                                                               OMB Number: 7100-0036
                                                               Federal Deposit Insurance Corporation
                                                               OMB Number: 3064-0052
                                                               Office of the Comptroller of the Currency
                                                               OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL             Expires March 31, 2007
---------------------------------------------------------------------------------------------------------------
                                                               Please refer to page i,
                                                               Table of Contents, for              [1]
                                                               the required disclosure
                                                               of estimated burden.
---------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS MARCH 31, 2005                 (20040630)
                                                              -----------
                                                              (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I, Joseph R. Simpson, Controller
   -----------------------------
   Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

          /s/ Joseph R. Simpson
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

             5/10/05
--------------------------------------------------------------------------------
Date of Signature



This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.



    /s/ Sal H. Alfieri
--------------------------------------------------------------------------------
Director (Trustee)

    /s/ Bernard J. Kennedy
--------------------------------------------------------------------------------
Director (Trustee)

    /s/ Martin Glynn
--------------------------------------------------------------------------------
Director (Trustee)


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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
    (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.


--------------------------------------------------------------------------------


FDIC Certificate Number           5   7    8   9   0
                                 --------------------
                                      (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM
--------------------------------------------------------------------------------
      Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)


HSBC Bank USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Wilmington
--------------------------------------------------------------------------------
City (TEXT 9130)

DE                                                          19801
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)                           ZIP Code (TEXT 9220)

    Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                               REPORT OF CONDITION


Consolidated domestic subsidiaries
HSBC Bank USA, National Association                 of Buffalo
---------------------------------------------------------------
  Name of Bank                                         City

in the state of New York, at the close of business March 31, 2005


ASSETS
                                                                                Thousands of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                $  4,181,938
 b.  Interest-bearing balances                                                         3,000,883
   Held-to-maturity securities                                                         3,435,345
   Available-for-sale securities                                                      15,497,190
   Federal funds sold and securities purchased
     under agreements to resell:
a. Federal funds sold in domestic offices                                                575,000
b. Securities purchased under agreements to resell                                     2,278,365
                                                                                    ------------
Loans and lease financing receivables:
   Loans and leases held for sale                                                      1,947,191
                                                                                    ------------
   Loans and leases net of unearned income                      $ 83,667,261
                                                                ------------
   LESS: Allowance for loan and lease losses                         771,721
                                                                ------------
   Loans and lease, net of unearned income,
     allowance, and reserve                                                         $ 82,895,540
   Trading assets                                                                     16,274,148
   Premises and fixed assets                                                             581,140
Other real estate owned                                                                   18,668
Investments in unconsolidated subsidiaries                                               276,514
Customers' liability to this bank on acceptances outstanding                              60,523
Intangible assets: Goodwill                                                            2,091,831
Intangible assets: Other intangible assets                                               360,094
Other assets                                                                           5,094,244
Total assets                                                                         138,568,614
                                                                                    ------------


LIABILITIES


Deposits:
                                                                                    ------------
   In domestic offices                                                                59,206,551
                                                                                    ------------
   Non-interest-bearing                                            8,436,610
   Interest-bearing                                               50,769,941
In foreign offices                                                                    24,890,120
                                                                                    ------------

   Non-interest-bearing                                              299,556
   Interest-bearing                                               24,590,564

Federal funds purchased and securities sold under
  agreements to repurchase:
 a. Federal funds purchased in domestic offices                                           66,650
 b. Securities sold under agreements to repurchase                                     1,284,404

Trading Liabilities                                                                   11,187,187
Other borrowed money                                                                  22,004,425
Bank's liability on acceptances                                                           60,523
Subordinated notes and debentures                                                      3,529,454
Other liabilities                                                                      4,936,179
Total liabilities                                                                    127,165,493
Minority Interests in consolidated Subsidiaries                                              363
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                  0
Common Stock                                                                               2,000
Surplus                                                                                9,260,394
Retained earnings                                                                      2,157,836
Accumulated other comprehensive income                                                   -17,472
Other equity capital components                                                                0
Total equity capital                                                                  11,402,758
Total liabilities, minority interests and equity capital                             138,568,614